UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2021

GENIUS BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-37950 (Commission File Number)	20-4118216 (IRS Employer Identification No.)
190 N. Canon Drive, 4th Fl. Beverly Hills, CA (Address of principal executive offices)		90210 (Zip Code)

Registrant’s telephone number, including area code: (310) 273-4222

___________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNUS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Arrangement Agreement

On October 26, 2021, Genius Brands International, Inc., a Nevada corporation (“Genius” or the “Company”), 1326919 B.C. LTD., a corporation existing under the laws of the Province of British Columbia and a wholly owned subsidiary of Genius (“Purchaser”) and Wow Unlimited Media Inc., a corporation existing under the laws of the Province of British Columbia (“Wow”), entered into an Arrangement Agreement (the “Arrangement Agreement”) to effect a transaction among the parties by way of a plan of arrangement (the “Plan of Arrangement”) under the arrangement provisions of Part 9, Division 5 of the Business Corporations Act (British Columbia) (the “BCBCA”) (such transactions, the “Arrangement”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Arrangement Agreement.

Under the terms of the Arrangement Agreement, the Arrangement would be implemented by means of a Supreme Court of British Columbia (“Court”) sanctioned Plan of Arrangement, court approval being required by the BCBCA. As a result of the Arrangement, the Purchaser will acquire all of the Shares of Wow not already owned by the Company such that the Company and Purchaser will collectively own 100% of the Shares of Wow.

At the effective time of the Arrangement (the “Effective Time”): (a) for each share Wow common stock Wow shareholders will be entitled to receive CAN$1.169, and (w) in the case of a Wow shareholder who validly makes an election to receive shares of the Purchaser that shall be exchangeable for shares of the Company as set forth in the Arrangement Agreement (“Exchangeable Shares”), .271 of an Exchangeable Share, and (x) for all other Wow shareholders, .271 of shares of the Company, (b) Wow’s 9.5% convertible debenture notes issued pursuant to the Debenture Indenture (the “Notes”) will convert into Common Shares of Wow in accordance with the Plan of Arrangement and the holders thereof (the “Noteholders”) will be entitled to receive the same consideration as Wow’s shareholders, on an “as-converted” basis , and (c) the outstanding Wow options (the “Options”) will be treated as set forth in the Arrangement Agreement, such that (y) each holder of an unexercised “in-the-money” Option that is outstanding immediately prior to the Effective Time, and who, immediately following the Effective Time, has ceased to be a director, officer, employee or consultant of Wow or its subsidiaries (a “Departing Optionholder”) will be entitled to elect to exercise such Departing Optionholder’s Option to acquire Common Shares of Wow as of immediately prior to the Effective Time in accordance with the terms of the Arrangement Agreement, and (z) the “in-the-money” Options held by any Departing Optionholder who does not timely elect to exercise the aforementioned Option and all other holders of “in-the-money” Options will be converted into a corresponding award relating to the Company’s shares of common stock, with such number of Company shares of common stock subject to such award and, the exercise price applicable to such award determined in accordance with the formulas in the Arrangement Agreement.

The Company common stock issued as part of the Consideration or upon exchange of the Exchangeable Shares (the “Arrangement Securities”) will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). In this regard, Wow is required under the Arrangement Agreement to pursue approval of the terms of the Arrangement through an interim and final Court order pursuant to Section 291 of the BCBCA following a hearing (the “Hearing”) before the Court. The purpose of the Hearing is to enable the Court to determine the fairness of the terms and conditions of the Arrangement Agreement and whether the issuance of the Arrangement Securities is procedurally and substantively fair to the Wow shareholders. If the Court determines that the terms and conditions are procedurally and substantively fair and issues a final order approving the consummation of the Arrangement, including the issuance of the Arrangement Securities, then the issuance of the Arrangement Securities to the holders of Wow’s securities will not be registered under the Securities Act, in reliance upon the exemption from registration provided in Section 3(a)(10) of the Securities Act.

2

Conditions to the Arrangement

Each party’s obligation to implement the Arrangement is conditional upon, among other conditions: (a) the approval of the Arrangement by two-thirds of (x) the Wow shareholders voting as a single class and (y) the Noteholders, at the Wow meeting of its shareholders and the Noteholders, and the approval by the Wow shareholders and the Noteholders of certain other Arrangement-related resolutions; (b) the issuance of a final Court order approving the Arrangement; (c) the approval by the NASDAQ Capital Market of the listing of the Arrangement Securities; (d) certain enumerated regulatory clearances having been received, including approval under the Investment Canada Act; (e) the absence of any injunction, restraint or prohibition by any court or other tribunal, or any law that prohibits the consummation of the Arrangement; (f) the Arrangement Agreement not having been terminated in accordance with its terms; (g) certain key employees of Wow and its subsidiaries having entered into employment agreements with the Company; (h) the conversion of the Notes in accordance with the Plan of Arrangement shall have been completed; (i) the truth and accuracy of the other party’s representations and warranties in the Arrangement Agreement, generally subject to a material adverse effect standard; and (j) the performance and compliance by the other party of all of its covenants and agreements under the Arrangement Agreement in all material respects, including, with respect to Wow, the completion of a pre-acquisition reorganization of Wow and its subsidiaries as described in the Arrangement Agreement intended to maximize Wow and its subsidiaries’ continued eligibility to receive various tax credits provided under applicable Canadian law.

It is expected that, subject to the satisfaction or waiver of all relevant conditions, the Arrangement will be completed in the first half of 2022.

Representations, Warranties and Covenants

The Arrangement Agreement contains customary representations, warranties and covenants by the parties. Wow is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, engage in discussion or negotiations with respect to such proposals or provide non-public information in connection with such proposals, subject to customary exceptions. In addition, certain covenants require each of the parties to use, subject to the terms and conditions of the Arrangement Agreement, their reasonable best efforts to cause the Arrangement to be consummated as promptly as practicable. Subject to certain exceptions, the Arrangement Agreement also requires Wow to call and hold a shareholder and Noteholder meeting and requires the board of directors of Wow to recommend approval of the Arrangement.

Termination

The Arrangement Agreement may be terminated by mutual written consent of the parties. The Arrangement Agreement also contains certain customary termination rights, including, among others and subject to certain conditions, the right of either party if: (a) the requisite approval of the Wow shareholders or Noteholders is not obtained; (b) the Effective Time has not occurred by midnight, Eastern time, at the end of the day on March 15, 2022, subject to an extension of up to an additional 60 days to provide additional time for certain governmental clearances (the “Outside Date”); (c) the Court declines to issue an interim and final order approving the Arrangement; (d) any law that enjoins, makes illegal or prohibits the consummation of the Arrangement; (e) there is an uncured breach by the other party of any of its representations, warranties, covenants or agreements in the Arrangement Agreement that would result in the failure of a closing condition; (f) there is a Material Adverse Effect that has occurred with respect to the other party since the date of the Arrangement Agreement that is not capable of being cured prior to the Outside Date; or (g) Wow’s board of directors changes its recommendation in favor of the Arrangement. In the event the Arrangement Agreement is terminated in connection with certain circumstances relating to Wow’s failure or inability to satisfy certain conditions to the closing, Wow would be obligated to pay to the Company a fee of CAN$250,000.

3

The Arrangement Agreement contains representations and warranties made by and to the parties thereto as of specific dates. The statements embodied in the representations and warranties were made for purposes of the agreement among the parties and may be subject to qualifications and limitations agreed by the parties in connection with negotiating the terms of such agreement. In addition, certain representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from those generally applicable to investors or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.

The Arrangement Agreement was unanimously approved by the Company's board of directors.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Arrangement Agreement that is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

See the disclosure under Item 1.01 of this Current Report. The Company intends to issue shares of Company common stock as a part of the Consideration, as described above, in reliance upon the exemption from registration afforded by Section 3(a)(10) of the Securities Act.

Item 7.01	REGULATION FD DISCLOSURE.

On October 27, 2021, the Company issued a press release announcing the planned Arrangement. A copy of the Company’s press release is attached as Exhibit 99.1 hereto.

The press release used certain non-GAAP financial measures to describe certain elements of the Company’s or Wow’s historical financial performance and certain projections regarding the Company’s anticipated future financial performance should the Company and Wow consummate the Arrangement.

The earnings press release included the “non-GAAP financial measure,” Last Twelve Months (“LTM”) EBITDA.

EBITDA eliminates the effects of certain disclosed items that we do not believe to be indicative of underlying business trends, including the write-off of financing costs, income tax provision, depreciation and amortization expense, business separation, restructuring and cost reduction actions, stock-based compensation expense and asset impairment charges. Other companies in our industry may define or calculate these non-GAAP financial measures differently than we do, and accordingly these measures may not be comparable to similarly titled measures used by other companies.

The presentation of these non-GAAP financial measures is intended to enhance the usefulness of financial information by providing measures that management uses internally to evaluate operating performance. Management may use these non-GAAP measures to evaluate our performance period over period and relative to competitors in our industry, to analyze underlying trends in our business and to establish operational budgets and forecasts or for incentive compensation purposes. These non-GAAP financial measures should not be viewed in isolation and are not a substitute for GAAP measures.

EBITDA is defined as net income (loss) from continuing operations before interest, income taxes, depreciation and amortization expenses, excluding, when applicable, stock-based compensation, the effects of accounting for business combinations (including any impairment of acquired intangibles and goodwill), restructuring charges, and other non-operating income or expense. We have included as an adjustment to net income, in the period in which it occurred, the de-recognition of a tangible benefit obligation as it resulted in a non-recurring gain that is not indicative of our underlying performance.

Information presented for LTM periods that are not fiscal years (i.e., the period ended Q2 2021) reflect unaudited trailing four quarter financial information calculated by starting with the results from the most recent audited fiscal year included in such LTM period and then (x) adding quarterly information for subsequent fiscal quarters and (y) subtracting quarterly information for the corresponding prior year periods.

4

The following table reconciles the Last Twelve Months EBITDA to net income (loss), that we consider to be the most directly comparable GAAP financial measure to EBITDA. The LTM EBITDA calculated for the six months ended June 30, 2021 was translated from WOW’s functional currency (CAD) to our reporting currency (USD) using the translation rate on October 22, 2021. The periods required to calculate the LTM are presented below, as well as the periods to calculate the EBITDA growth of 45% year over year as disclosed in the press release.

	LTM	LTM
	June 30, 2021	June 30, 2021
(in thousands)	USD	CAD
Net loss (GAAP)	$1,419	$1,754
Add (subtract) the following items:
Stock-based compensation expense	202	249
De-recognition of tangible benefits obligation	(473)	(585)
Income tax provision	(57)	(71)
Write-off of finance costs	1,397	1,800
Depreciation and amortization	2,661	3,288
EBITDA (non-GAAP)	$5,148	$6,435

	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
(in thousands)	CAD	CAD
Net loss (GAAP)	$1,809	$(4,911)
Add (subtract) the following items:
Stock-based compensation expense	128	291
De-recognition of tangible benefits obligation	(585)	–
Restructuring costs	–	1,100
Income tax provision	–	(75)
Write-off of finance costs	859	1,003
Depreciation and amortization	1,513	1,962
EBITDA (non-GAAP)	$3,724	$(629)

	Twelve Months Ended December 31, 2020	Twelve Months Ended December 31, 2019
(in thousands)	CAD	CAD
Net loss (GAAP)	$(4,966)	$(19,583)
Add (subtract) the following items:
Stock-based compensation expense	413	1,117
De-recognition of tangible benefits obligation	–	–
Impairment charges	–	13,811
Restructuring costs	1,100	–
Income tax provision	(146)	74
Write-off of finance costs	1,944	1,875
Depreciation and amortization	3,737	4,138
EBITDA (non-GAAP)	$2,082	$1,432

The information disclosed under this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

5

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.1	Arrangement Agreement dated as of October 26, 2021 among the Company, Purchaser and Wow.
Schedules, exhibits and other similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K, including the Company Disclosure Letter (as defined in the Arrangement Agreement). The signatory hereby undertakes to furnish supplemental copies of any of the omitted schedules, exhibits and attachments upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits, schedules or attachments so furnished.
99.1	Press Release of Genius Brands International, Inc., dated October 27, 2021 (Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K as furnished to the SEC on October 27, 2021).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

FORWARD-LOOKING STATEMENTS

Certain statements in this report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the expected completion of the Arrangement and the time frame in which this will occur. All statements other than statements of historical facts contained herein are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “project,” “is likely,” “expect” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements. The Company has based these forward-looking statements largely on its current expectations and projections about the proposed Arrangement. Important factors that could cause actual results to differ from those in the forward-looking statements include Wow shareholder approval of the Arrangement or that other conditions to the closing of the Arrangement may not be satisfied, the potential impact on the business of the Company or Wow due to the announcement of the Arrangement, the occurrence of any event, change or other circumstances that could give rise to the termination of the Arrangement Agreement, issues related to whether the Court will issue an interim and final order approving the Arrangement, the potential issuance of a significant number of shares that will dilute our equity holders, fluctuations in the results of our operations from period to period, general economic and financial conditions, our ability to anticipate changes in popular culture, media and movies, fashion and technology, competitive pressure from other distributors of content and within the retail market, our reliance on and relationships with third-party production and animation studios, our ability to market and advertise our products; our reliance on third-parties to promote our products, our ability to keep pace with technological advances, and our ability to protect our intellectual property. Further information on the Company's risk factors is contained in the Company's filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K for the year ended. Any forward-looking statement made by the Company herein speaks only as of the date on which it is made. Factors or events that could cause the Company's actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: November 1, 2021	By:	/s/ Andy Heyward
Name: Andy Heyward
Title: Chief Executive Officer

7